UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 1, 2007 (March 1, 2007)

_________________

Realogy Corporation

(Exact Name of Registrant as Specified in its Charter)

_________________

Delaware	1-32852	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Campus Drive Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 407-2000

(Registrant’s telephone number, including area code)

None

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The information set forth below under “Item 7.01 Regulation FD Disclosure” is incorporated herein by reference.

The information in this Item 2.02 (including Exhibit 99.1) shall not be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 7.01 Regulation FD Disclosure.

On March 1, 2007, Realogy Corporation (“Realogy” or the “Company”) and affiliates of Apollo Management, L.P. (“Apollo”) will participate in a meeting with prospective financing sources for the previously disclosed pending merger of the Company with an affiliate of Apollo, during which certain financial information (including preliminary unaudited financial information for the year ended December 31, 2006) set forth in Exhibit 99.1 to this Current Report on Form 8-K, and incorporated herein by reference, will be discussed.

The information in this Item 7.01 (including Exhibit 99.1) shall not be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
Exhibit 99.1	Regulation FD Disclosure

The information in Exhibit 99.1 shall not be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Forward-Looking Statements

This Current Report on Form 8-K contains or incorporates by reference certain statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Realogy to be materially different from results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates”, “plans”, “may increase”, “may fluctuate” and similar expressions or future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements.

It is possible that the Company’s actual audited 2006 results could vary from its preliminary unaudited results, and such variations could be material. Various factors that could cause actual results to differ materially from those expressed in such forward-looking statements include but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the outcome of any legal proceedings that have been or may be instituted against Realogy and others relating to the merger agreement; (3) the inability to complete the merger due to the failure to obtain stockholder approval or the failure to satisfy other conditions to consummation of the merger; (4) the failure to obtain the necessary debt financing arrangements set forth in commitment letters received in connection with the merger; (5) the failure of the merger to close for any other reason; and (6) adverse developments in general business, economic and political conditions or any outbreak or escalation of hostilities on a national, regional or international basis, a decline in the number of home sales and/or prices, local and regional conditions in the areas where our franchisees and brokerage operations are located, our inability to access capital and/or asset backed markets on favorable terms, and risks inherent in Realogy’s separation from Cendant and the related transaction, and other risk factors discussed from time to time by Realogy in reports filed with the Securities Exchange Commission (“SEC”).

In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this Current Report on Form 8-K may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this Current Report on Form 8-K. Important assumptions and other important factors that could cause actual results to differ materially from those in the forward looking statements are specified in Realogy’s filings with the SEC, including Realogy’s Information Statement dated July 13, 2006, its Quarterly Report on Form 10-Q for the three months ended June 30, 2006 and its Quarterly Report on Form 10-Q for the three months ended September 30, 2006, under headings such as “Risk Factors,” “Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Except for Realogy’s ongoing obligations to disclose material information under the federal securities laws, Realogy undertakes no obligation to release any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY CORPORATION
By:	/s/ Anthony E. Hull
Anthony E. Hull Executive Vice President, Chief Financial Officer and Treasurer

Date: March 1, 2007

REALOGY CORPORATION

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Regulation FD Disclosure

5